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                                                                    Exhibit 99.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Famous Dave's of America, Inc. does hereby certify that:
   a. The Quarterly Report on Form 10-Q of Famous Dave's of America, Inc for the quarter ended March 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
   b. information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave's of America, Inc.


Dated: May 5, 2003                         /s/ Martin J. O'Dowd
                                           -----------------------------------
                                           Martin J. O'Dowd
                                           President and Chief Executive Officer


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